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                                                                   EXHIBIT 23(c)



                    CONSENT TO USE OF REPORT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the use of our report on the financial statements of Plant State Bank dated April 15, 1992 (and to all references to our Firm) included in or made a part of this Registration Statement on Form S-4 of SouthTrust Corporation.





/s/ ARTHUR ANDERSEN LLP

Tampa, Florida
December 19, 1994